UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2009

Item 1. Report to Stockholders.


Calvert Large Cap Growth Fund

Annual Report

September 30, 2009

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
24	Statement of Operations
25	Statements of Changes in Net Assets
27	Notes to Financial Statements
34	Financial Highlights
39	Explanation of Financial Tables
41	Proxy Voting and Availability of Quarterly Portfolio Holdings
42	Director and Officer Information Table

Dear Shareholders:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned -7.70% for the 12-month reporting period ended September 30, 2009. The Standard & Poor's (S&P) 500 Index returned -6.91%. The Fund's slight underperformance was due to poor stock selection within the Consumer Staples, Consumer Discretionary, and Telecommunications Services sectors.

Investment Climate

The market turmoil at the end of 2008 will leave its mark for a long time to come. The two most recent quarters were positive but, as impressive as they were, they were no match for the two dreadful quarters that preceded them, resulting in a negative overall market impact for the period. The newfound resurgence of positive momentum is one signal that the recession has come to an end. However, the naysayers still have a solid leg to stand on with regard to high unemployment and debt levels, foreign competition, and concerns about potentially high future inflation.

But optimists see sunlight shining through. More and more companies are posting positive earnings and good outlooks for the foreseeable future. As in most historical recession periods, less-liquid and lower-quality stocks have led the way out of this recession. The Financials sector hurt the benchmark's performance the most for the reporting period (but powered back the strongest for the most recent two quarters), while Information Technology was the top-performing sector in the benchmark for the full period.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Calvert Large Cap Growth Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects Class A shares at net asset value (NAV). The Actual Class Y performance would have been different.

*** Source: Lipper Analytical Services, Inc.

More significantly, our area of the market has underperformed for the five years ended September 30, 2009. For the three years ended September 30, our large-cap growth area is in the middle of the pack but still negative alongside everyone else. Investors should expect larger companies to fare better during a recession--with the typical flight to quality--but for small stocks to bounce back stronger once the recession is done. Still, Bridgeway's overall view of investments continues to suggest that large-cap growth stocks are an attractive segment of the market.

Portfolio Review

With so much of the continued focus on the collapse of financial powerhouses like Lehman Brothers and the drying up of all forms of credit in the financial sector, it's no surprise to see Financials among our worst performers for the period. In fact, they were the biggest absolute detractors from performance for both the Fund and the benchmark.

Separately, our quantitative stock selection process experienced what is known as a "lack of traction" between the given company's financials and Wall Street's reaction to the stock. This "disconnect" is at the heart of our recent underperformance. For the last two quarters of the reporting period in particular, distressed stocks--which our stock-picking models tend to avoid--have performed the best. Over the long term, a company's underlying fundamentals should be directly aligned with its stock price. In the short term, however, this is not necessarily so and can be frustrating.

What Worked Well

Our best performer was Cognizant Technology, which gained 67.7%.1 Information Technology was our largest-weighted sector, representing 29.1% of holdings at period- end as well as four of our 10 top-performing stocks. Our most significant industry weights within this sector were in Internet, Computers, and Software. Other strong stock selections included Apple (up 63.1%) and Amazon.com (up 41.1%).

What Didn't Work Well

One of our worst-performing stocks for the reporting period was US Bancorp, which declined 61.4%. The stock hit its 52-week low in March. Shortly thereafter, we liquidated our position at nearly double the low price. The company suffered alongside many other banks and financial institutions during the downward economic spiral at the end of 2008.

Others in the bottom 10 performers included NII Holdings (Pharmaceuticals), Intuitive Surgical (Health Care Products), Bucyrus International (Machinery-Construction & Mining), and Smith International (Oil & Gas Services). All 10 of the poorest performers were liquidated during the period.

Outlook

While the start of this reporting period was as dire as they come, the second half encouraged a more positive long-term outlook. Of course, we hope this recent positive momentum continues. At some point, the interest in stable (large) quality stocks will return and we will be fully poised to benefit. Although this last year has certainly taken a toll on our Fund, we remain committed to the discipline of our quantitative investment process and maintain a philosophy of staying fully invested. As such, we continue to watch our models for buy and sell signals and refuse to allow our emotions to mingle with the process. This is not an easy task when push comes to shove, but after over 15 years we're proud of our long-term performance record and believe our investment strategy will prove us right over the long term.

October 2009

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Lehman Brothers 0%, Cognizant Technology 1.53%, Apple 2.77%, Amazon.com 2.22%, US Bancorp 0%, NII Holdings 0%, Intuitive Surgical 0%, Bucyrus International 0%, and Smith International 0%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 9/30/09	12 Months ended 9/30/09
Class A	31.43%	-7.70%
Class B	30.74%	-8.62%
Class C	30.86%	-8.47%
Class I	31.82%	-7.16%
Class Y**	31.58%	-7.35%
S&P 500 Index***	34.02%	-6.91%
Lipper Large-Cap Growth Funds Avg.	31.35%	-2.72%

Portfolio Statistics
September 30, 2009
Economic Sectors	% of Total Investments
Consumer Discretionary	16.1%
Consumer Staples	2.0%
Energy	7.1%
Financials	14.1%
Health Care	19.0%
Industrials	6.0%
Information Technology	29.1%
Limited Partnership Interest	0.1%
Materials	3.2%
Telecommunications Services	1.9%
Utilities	1.2%
Venture Capital	0.2%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
International Business Machines Corp.	3.1%
Google, Inc.	3.0%
Johnson & Johnson	2.8%
Apple, Inc.	2.8%
eBay, Inc.	2.6%
Stryker Corp.	2.5%
Noble Corp.	2.4%
Amazon.com. Inc.	2.2%
Forest Laboratories. Inc.	2.1%
Microsoft, Corp.	2.1%
Total	25.6%

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	-11.97%
Five year	-1.27%
Ten Year	0.19%

Class B Shares
One year	-13.11%
Five year	-1.38%
Since inception	-3.31%
(10/31/00)

Class C Shares
One year	-9.35%
Five year	-1.08%
Since inception	-3.22%
(10/31/00)

Portfolio Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares*
One year	-7.16%
Five year	0.28%
Ten Year	1.21%
Class Y Shares**
One year	-7.35%
Five year	-0.25%
Since Inception	-2.39%
(10/31/00)

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge.

** See note regarding Class Y shares on page 10.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.50%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,314.30	$7.60
Hypothetical	$1,000.00	$1,018.50	$6.63
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,307.40	$13.36
Hypothetical	$1,000.00	$1,013.49	$11.66
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,308.60	$12.36
Hypothetical	$1,000.00	$1,014.36	$10.78
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,318.20	$4.10
Hypothetical	$1,000.00	$1,021.53	$3.58
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,315.80	$5.95
Hypothetical	$1,000.00	$1,019.93	$5.19
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.31%, 2.31%, 2.14%, 0.71% and 1.03%, for Class A, Class B, Class C, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Growth Fund (the Fund), a series of the Calvert Impact Fund, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Growth Fund as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 99.4%	Shares	Value
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	212,500	$12,271,875

Biotechnology - 4.3%
Amgen, Inc.*	132,000	7,950,360
Biogen Idec, Inc.*	238,200	12,033,864
Gilead Sciences, Inc.*	309,800	14,430,484
		34,414,708

Capital Markets - 4.7%
Charles Schwab Corp.	428,900	8,213,435
Goldman Sachs Group, Inc.	72,000	13,273,200
State Street Corp.	173,800	9,141,880
UBS AG*	397,500	7,278,225
		37,906,740

Chemicals - 3.2%
Ecolab, Inc.	208,800	9,652,824
Potash Corporation of Saskatchewan, Inc.	88,000	7,949,920
Praxair, Inc.	103,600	8,463,084
		26,065,828

Commercial Banks - 3.6%
Barclays plc (ADR)*	332,500	7,860,300
BB&T Corp.	275,800	7,512,792
Regions Financial Corp.	1,007,600	6,257,196
SunTrust Banks, Inc.	315,900	7,123,545
		28,753,833

Communications Equipment - 3.6%
Cisco Systems, Inc.*	505,000	11,887,700
Nokia Oyj (ADR)	440,900	6,445,958
Research In Motion Ltd.*	153,200	10,348,660
		28,682,318

Computers & Peripherals - 9.2%
Apple, Inc. (t)*	121,000	22,429,770
EMC Corp.*	477,000	8,128,080
Hewlett-Packard Co.	269,100	12,704,211
International Business Machines Corp.	209,716	25,084,131
Seagate Technology LLC	403,400	6,135,714
		74,481,906

Equity Securities - Cont'd	Shares	Value
Diversified Consumer Services - 2.1%
DeVry, Inc.	168,200	$9,304,824
ITT Educational Services, Inc.*	68,700	7,585,167
		16,889,991

Diversified Financial Services - 1.9%
CME Group, Inc.	29,100	8,968,329
IntercontinentalExchange, Inc.*	61,400	5,967,466
		14,935,795

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	262,900	7,100,929

Electrical Equipment - 2.0%
Cooper Industries plc	226,100	8,494,577
First Solar, Inc.*	51,800	7,918,148
		16,412,725

Electronic Equipment & Instruments - 1.8%
AU Optronics Corp. (ADR)	533,300	5,162,344
Dolby Laboratories, Inc.*	242,100	9,245,799
		14,408,143

Energy Equipment & Services - 5.6%
Cameron International Corp.*	374,800	14,174,936
FMC Technologies, Inc.*	229,600	11,994,304
Noble Corp.	509,500	19,340,620
		45,509,860

Food Products - 1.0%
Campbell Soup Co.	250,000	8,155,000

Gas Utilities - 1.2%
Questar Corp.	262,100	9,844,476

Health Care Equipment & Supplies - 3.4%
St. Jude Medical, Inc.*	187,400	7,310,474
Stryker Corp.	445,100	20,220,893
		27,531,367

Health Care Providers & Services - 1.4%
Express Scripts, Inc.*	148,400	11,512,872

Hotels, Restaurants & Leisure - 1.2%
Starbucks Corp.*	456,200	9,420,530

Household Products - 1.0%
Procter & Gamble Co.	140,100	8,114,592

Equity Securities - Cont'd	Shares	Value
Insurance - 2.3%
Aflac, Inc.	248,400	$10,616,616
Prudential Financial, Inc.	152,700	7,621,257
		18,237,873

Internet & Catalog Retail - 2.2%
Amazon.com, Inc.*	192,700	17,990,472

Internet Software & Services - 5.6%
eBay, Inc.*	882,300	20,831,103
Google, Inc.*	49,400	24,494,990
		45,326,093

IT Services - 5.8%
Cognizant Technology Solutions Corp.*	320,400	12,386,664
Infosys Technologies Ltd. (ADR)	278,376	13,498,452
MasterCard, Inc.	65,300	13,200,395
Visa, Inc.	118,000	8,154,980
		47,240,491

Life Sciences - Tools & Services - 0.5%
Life Technologies Corp.*	84,800	3,947,440

Machinery - 1.0%
Flowserve Corp.	84,900	8,366,046

Media - 1.6%
Thomson Reuters Corp.	130,700	4,387,599
Time Warner, Inc.	306,633	8,824,898
		13,212,497

Multiline Retail - 1.7%
Dollar Tree, Inc.*	164,800	8,022,464
Family Dollar Stores, Inc.	220,300	5,815,920
		13,838,384

Oil, Gas & Consumable Fuels - 1.5%
Southwestern Energy Co.*	285,300	12,176,604

Pharmaceuticals - 9.4%
Allergan, Inc.	207,200	11,760,672
Bristol-Myers Squibb Co.	737,400	16,606,248
Forest Laboratories, Inc.*	575,900	16,954,496
Johnson & Johnson	371,044	22,592,869
Pfizer, Inc.	502,500	8,316,375
		76,230,660
Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.	418,200	8,184,174

Equity Securities - Cont'd	Shares	Value
Software - 2.1%
Microsoft Corp.	646,800	$16,745,652

Specialty Retail - 6.0%
Advance Auto Parts, Inc.	166,300	6,532,264
Best Buy Co., Inc.	160,400	6,018,208
Home Depot, Inc.	285,600	7,608,384
O'Reilly Automotive, Inc.*	197,200	7,126,808
Ross Stores, Inc.	195,200	9,324,704
TJX Co.'s, Inc.	321,500	11,943,725
		48,554,093

Textiles, Apparel & Luxury Goods - 1.2%
Nike, Inc., Class B	150,300	9,724,410

Thrifts & Mortgage Finance - 1.3%
Hudson City Bancorp, Inc.	813,900	10,702,785

Trading Companies & Distributors - 1.4%
W.W. Grainger, Inc.	126,600	11,312,976

Venture Capital - 0.2%
Napo Pharmaceuticals, Inc.:
Common Stock (b)(i)*	294,196	588,392
Common Warrants (strike price $0.55/share, expires
9/15/14) (b)(i)*	54,061	78,388
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	779,161
Village Laundry Services, Inc. (b)(i)*	9,444	500,000
		1,945,941

Wireless Telecommunication Services - 1.0%
America Movil SAB de CV (ADR)	182,600	8,003,358

Total Equity Securities (Cost $770,759,471)		804,153,437

	Principal
Certificates Of Deposit - 0.0%	Amount
ShoreBank, 2.13%, 2/11/10 (b)(k)	$100,000	99,820

Total Certificates of Deposit (Cost $100,000)		99,820

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes, 1.76%, 7/1/12 (b)(i)(r)	3,000,000	2,884,170

Total High Social Impact Investments (Cost $3,000,000)		2,884,170

	Adjusted
Limited Partnership Interest - 0.1%	Basis	Value
China Environment Fund III LP (b)(i)*	$584,639	$544,881
LeapFrog Financial Inclusion Fund LP (b)(i)*	19,902	19,902

Total Limited Partnership Interest (Cost $604,541)		564,783

TOTAL INVESTMENTS (Cost $774,464,012) - 99.8%		807,702,210
Other assets and liabilities, net - 0.2%		1,247,091
Net Assets - 100%		$808,949,301

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 16,872,518 shares outstanding		$532,638,018
Class B: 900,414 shares outstanding		22,586,791
Class C: 2,273,907 shares outstanding		69,482,633
Class I: 13,565,855 shares outstanding		460,802,110
Class Y: 12,554 shares outstanding		228,618
Undistributed net investment income		2,451,084
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(312,478,151)
Net unrealized appreciation (depreciation) on investments		33,238,198
Net Assets		$808,949,301

Net Asset Value Per Share
Class A (based on net assets of $400,598,469)		$23.74
Class B (based on net assets of $19,675,578)		$21.85
Class C (based on net assets of $50,131,889)		$22.05
Class I (based on net assets of $338,244,718)		$24.93
Class Y (based on net assets of $298,647)		$23.79

Non-income producing security.

(b) This security was valued by the Board of Directors. See note A.
(i) Restricted securities represent 0.7% of the net assets of the Fund.
(k) These certificates of deposit are fully insured by agencies of the federal government.
(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(t) 24,000 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments. There are no restrictions on the trading of this security.

Abbreviations:
ADR: American Depositary Receipt
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.76%, 7/1/12	7/1/09	$3,000,000
China Environment Fund III LP	1/24/08 - 9/1/09	584,639
LeapFrog Financial Inclusion Fund LP	7/8/09	19,902
Napo Pharmaceuticals, Inc.:
Common Stock	2/21/07 - 9/23/09	419,720
Warrants (strike price $0.55/share, expires 9/15/14)	9/23/09	16,908
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Village Laundry Services, Inc.	7/22/09	500,000

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $184,668)	$11,819,385
Interest income	86,946
Total investment income	11,906,331
Expenses:
Investment advisory fee	1,926,897
Investment subadvisory fee:
Base fee	3,468,415
Performance adjustment	(1,768,856)
Transfer agency fees and expenses	1,734,582
Distribution Plan expenses:
Class A	1,003,525
Class B	198,845
Class C	495,566
Directors' fees and expenses	127,542
Administrative fees	1,241,761
Accounting fees	100,407
Custodian fees	82,219
Registration fees	79,052
Reports to shareholders	268,058
Professional fees	80,235
Miscellaneous	72,223
Total expenses	9,110,471
Reimbursement from Advisor:
Class A	(437,474)
Class B	(10,729)
Class I	(15,325)
Class Y	(12,531)
Fees paid indirectly	(15,339)
Net expenses	8,619,073
Net Investment Income	3,287,258

Realized and Unrealized Gain (Loss ) on Investments
Net realized gain (loss)	(291,249,130)
Change in unrealized appreciation or (depreciation)	152,097,167
Net Realized and Unrealized Gain
(Loss ) on Investments	(139,151,963)
Increase (Decrease) in Net Assets
Resulting From Operations	($135,864,705)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$3,287,258	($2,924,236)
Net realized gain (loss)	(291,249,130)	(13,705,263)
Change in unrealized appreciation or (depreciation)	152,097,167	(447,094,877)
Increase (Decrease) in Net Assets
Resulting From Operations	(135,864,705)	(463,724,376)

Distributions to shareholders from:
Net investment income:
Class I Shares	(809,109)	(517,651)
Net realized gain:
Class A Shares	--	(11,172,935)
Class B Shares	--	(581,138)
Class C Shares	--	(1,488,242)
Class I Shares	--	(6,213,435)
Total distributions	(809,109)	(19,973,401)

Capital share transactions:
Shares sold:
Class A Shares	60,701,558	169,930,533
Class B Shares	1,134,071	4,307,777
Class C Shares	4,343,715	18,397,683
Class I Shares	81,412,325	138,000,724
Class Y Shares	250,618	--
Reinvestment of distributions:
Class A Shares	--	10,211,428
Class B Shares	--	498,791
Class C Shares	--	1,090,788
Class I Shares	763,945	6,402,175
Redemption fees:
Class A Shares	12,359	10,730
Class B Shares	219	155
Class C Shares	445	1,987
Class I Shares	3,285	58
Shares redeemed:
Class A Shares	(212,822,643)	(301,272,831)
Class B Shares	(7,847,154)	(11,010,668)
Class C Shares	(21,851,724)	(32,440,604)
Class I Shares	(120,013,195)	(116,343,309)
Class Y Shares	(22,000)	--
Total capital share transactions	(213,934,176)	(112,214,583)

Total Increase (Decrease) in Net Assets	(350,607,990)	(595,912,360)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2009	2008
Beginning of year	$1,159,557,291	$1,755,469,651
End of year (including net investment income
of $2,451,084 and $0, respectively)	$808,949,301	$1,159,557,291

Capital Share Activity
Shares sold:
Class A Shares	3,094,752	5,253,776
Class B Shares	62,518	141,055
Class C Shares	234,631	596,102
Class I Shares	3,932,894	4,096,533
Class Y Shares	13,469	--
Reinvestment of distributions:
Class A Shares	--	282,161
Class B Shares	--	14,722
Class C Shares	--	31,988
Class I Shares	39,562	169,806
Shares redeemed:
Class A Shares	(10,831,620)	(9,544,066)
Class B Shares	(427,534)	(374,966)
Class C Shares	(1,193,927)	(1,114,403)
Class I Shares	(5,946,579)	(3,541,694)
Class Y Shares	(915)	--
Total capital share activity	(11,022,749)	(3,988,986)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are -fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the -investments existed, and the differences could be material.

At September 30, 2009, securities valued at $5,494,714 or 0.7% of net assets were fair -valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$802,207,496	-	$1,945,941	$804,153,437
Limited partnership interest	-	-	564,783	564,783
Other debt obligations	-	-	2,983,990	2,983,990
TOTAL	$802,207,496	-	$5,494,714**	$807,702,210

* For further breakout of equity securities by industry, please refer to the Statement of Net Assets.

** Level 3 securities represent 0.7% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to -perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an -alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $164,762 was payable at year end. In addition, $192,863 was payable at year end for operating expenses paid by the Advisor during September 2009.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $296,571 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C , .90% for Class I and 1.25% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, C, and Y, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $104,453 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $139,335 was payable at year end.

The Distributor received $62,553 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $261,097 for the year ended September 30, 2009. Under the terms of the agreement, $19,666 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $456,487,105 and $662,277,264, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $774,436,947. Net unrealized appreciation aggregated $33,265,263, of which $110,886,197 related to appreciated securities and $77,620,934 related to depreciated -securities.

Net realized capital loss carryforwards for federal income tax purposes of $89,270,429 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

The Fund intends to elect to defer net capital losses of $223,234,787 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

Distributions paid from:	2009	2008
Ordinary income	$809,109	$517,724
Long-term capital gain	-	19,455,677
Total	$809,109	$19,973,401

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to the deferral of post October losses and investments in partnerships.

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$2,451,084
Capital Loss Carryforward	(89,270,429)
Unrealized appreciation (depreciation)	33,265,263
Total	($53,554,082)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in partnerships.

Undistributed net investment income	($27,065)
Accumulated net realized gain (loss)	27,065

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $997,594 at an interest rate of 1.46% at September 30, 2009. For the year ended September 30, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,435,264	0.94%	$11,553,200	December 2008

Note E -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $1,230,635 at September 30, 2009.

Note F -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

Large Cap Growth designates 100% of its ordinary dividends paid during this fiscal year as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(1).

Additional information will be provided to shareholders in January 2010 for use in preparing 2009 income tax returns.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$25.72	$35.86	$30.61
Income from investment operations
Net investment income (loss)	.07	(.11)	(.01)
Net realized and unrealized gain (loss)	(2.05)	(9.63)	5.26
Total from investment operations	(1.98)	(9.74)	5.25
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(1.98)	(10.14)	5.25
Net asset value, ending	$23.74	$25.72	$35.86

Total return*	(7.70%)	(27.49%)	17.15%
Ratios to average net assets:A
Net investment income (loss)	.28%	(.31%)	(.04%)
Total expenses	1.38%	1.50%	1.28%
Expenses before offsets	1.27%	1.50%	1.28%
Net expenses	1.27%	1.49%	1.27%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$400,598	$632,988	$1,026,289

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$29.32	$24.37
Income from investment operations
Net investment income (loss)	(.10)	(.12)
Net realized and unrealized gain (loss)	1.39	5.07
Total from investment operations	1.29	4.95
Total increase (decrease) in net asset value	1.29	4.95
Net asset value, ending	$30.61	$29.32

Total return*	4.40%	20.31%
Ratios to average net assets:A
Net investment income (loss)	(.43%)	(.72%)
Total expenses	1.52%	1.56%
Expenses before offsets	1.52%	1.56%
Net expenses	1.51%	1.55%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$842,433	$373,113

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$23.91	$33.65	$28.95
Income from investment operations
Net investment income (loss)	(.16)	(.42)	(.27)
Net realized and unrealized gain (loss)	(1.90)	(8.92)	4.97
Total from investment operations	(2.06)	(9.34)	4.70
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(2.06)	(9.74)	4.70
Net asset value, ending	$21.85	$23.91	$33.65

Total return*	(8.62%)	(28.12%)	16.23%
Ratios to average net assets:A
Net investment income (loss)	(.72%)	(1.15%)	(.86%)
Total expenses	2.33%	2.33%	2.10%
Expenses before offsets	2.27%	2.33%	2.10%
Net expenses	2.27%	2.33%	2.09%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$19,676	$30,257	$49,951

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$27.97	$23.47
Income from investment operations
Net investment income (loss)	(.32)	(.32)
Net realized and unrealized gain (loss)	1.30	4.82
Total from investment operations	.98	4.50
Total increase (decrease) in net asset value	.98	4.50
Net asset value, ending	$28.95	$27.97

Total return*	3.50%	19.17%
Ratios to average net assets:A
Net investment income (loss)	(1.28%)	(1.62%)
Total expenses	2.36%	2.47%
Expenses before offsets	2.36%	2.47%
Net expenses	2.36%	2.46%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$43,415	$29,861

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$24.09	$33.86	$29.11
Income from investment operations
Net investment income (loss)	(.13)	(.38)	(.22)
Net realized and unrealized gain (loss)	(1.91)	(8.99)	4.97
Total from investment operations	(2.04)	(9.37)	4.75
Distributions from
Net investment income	--	--	--
Net realized gain	--	(.40)	--
Total distributions	--	(.40)	--
Total increase (decrease) in net asset value	(2.04)	(9.77)	4.75
Net asset value, ending	$22.05	$24.09	$33.86

Total return*	(8.47%)	(28.03%)	16.32%
Ratios to average net assets:A
Net investment income (loss)	(.58%)	(1.03%)	(.75%)
Total expenses	2.13%	2.22%	1.99%
Expenses before offsets	2.13%	2.22%	1.99%
Net expenses	2.13%	2.21%	1.99%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$50,132	$77,897	$125,951

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$28.10	$23.55
Income from investment operations
Net investment income (loss)	(.26)	(.25)
Net realized and unrealized gain (loss)	1.27	4.80
Total from investment operations	1.01	4.55
Total increase (decrease) in net asset value	1.01	4.55
Net asset value, ending	$29.11	$28.10

Total return*	3.59%	19.32%
Ratios to average net assets:A
Net investment income (loss)	(1.19%)	(1.54%)
Total expenses	2.28%	2.39%
Expenses before offsets	2.28%	2.39%
Net expenses	2.27%	2.38%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$91,505	$41,036

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2009	2008

Net asset value, beginning	$26.93	$37.35	$31.69
Income from investment operations
Net investment income	.19	.08	.14
Net realized and unrealized gain (loss)	(2.13)	(10.07)	5.52
Total from investment operations	(1.94)	(9.99)	5.66
Distributions from
Net investment income	(.06)	(.03)	--
Net realized gain	--	(.40)	--
Total distributions	(.06)	(.43)	--
Total increase (decrease) in net asset value	(2.00)	(10.42)	5.66
Net asset value, ending	$24.93	$26.93	$37.35

Total return*	(7.16%)	(27.08%)	17.86%
Ratios to average net assets:A
Net investment income	0.86%	.27%	.55%
Total expenses	.68%	.92%	.71%
Expenses before offsets	.67%	.92%	.71%
Net expenses	.67%	.91%	.70%
Portfolio turnover	58%	81%	49%
Net assets, ending (in thousands)	$338,245	$418,415	$553,280

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$30.20	$24.95
Income from investment operations
Net investment income (loss)	.03	(.03)
Net realized and unrealized gain (loss)	1.46	5.28
Total from investment operations	1.49	5.25
Total increase (decrease) in net asset value	1.49	5.25
Net asset value, ending	$31.69	$30.20

Total return*	4.93%	21.04%
Ratios to average net assets:A
Net investment income (loss)	.12%	(.15%)
Total expenses	.97%	.99%
Expenses before offsets	.97%	.98%
Net expenses	.96%	.97%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$239,542	$109,291

See notes to financial highlights.

Financial Highlights
Period Ended
September 30,
Class Y Shares	2009 #
Net asset value, beginning	$21.03
Income from investment operations
Net investment income	.05
Net realized and unrealized gain (loss)	2.73
Total from investment operations	2.78
Distributions from
Net investment income	(.02)
Net realized gain	--
Total distributions	(.02)
Total increase (decrease) in net asset value	2.76
Net asset value, ending	$23.79

Total return*	13.23%
Ratios to average net assets:A
Net investment income	.25% (a)
Total expenses	9.32% (a)
Expenses before offsets	1.02% (a)
Net expenses	1.02% (a)
Portfolio turnover	55%
Net assets, ending (in thousands)	$299

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2008, inception.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, subadvisory fee paid to the subadvisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Large Cap Growth Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

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

Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

Annual Report

September 30, 2009

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
20	Shareholder Expense Example
23	Report of Independent Registered Public Accounting Firm
24	Statement of Net Assets
30	Statement of Operations
31	Statements of Changes in Net Assets
35	Notes to Financial Statements
42	Financial Highlights
49	Explanation of Financial Tables
51	Proxy Voting and Availability of Quarterly Portfolio Holdings
52	Director and Officer Information Table

Dear Shareholders:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Wendell Mackey
of Channing Capital Management, LLC

Performance

Calvert Small Cap Value Fund Class A shares (at NAV) returned -9.42% for the 12-month period ended September 30, 2009, versus the Russell 2000 Value Index's return of -12.61%. The Fund's relative outperformance during this challenging period can largely be attributed to both positive sector and stock selection effects.

Investment Climate

The reporting period was historic in terms of both market and economic severity and volatility. The 12 months marked a full year of the U.S. recession (which officially began in December 2007) and a decline in global stock markets, followed by a significant recovery. In the U.S., the financial crisis has created unprecedented failures and mergers of major financial institutions and a level of government and regulatory involvement not seen since the 1930s. The results have been reflected in weak economic growth, a high unemployment rate, and declining consumer and industrial spending activity. While major declines in real gross domestic product (GDP) resulted from housing market difficulties and decreased consumer spending, many U.S. firms have also been behaving cautiously for much of the past year.

The deteriorating economic climate that characterized most of 2008 was followed by a global decline in economic activity entering 2009. However, the stock market dramatically shifted near the end of March with a rally led by high-risk, highly leveraged, low-priced, and lower-quality stocks that persisted through September.

Portfolio Strategy

Despite a challenging environment in the first quarter of the year, the Fund was able to outperform its benchmark for both that quarter and the first half of reporting period as higher-quality stocks generally outperformed lower-quality, non-earning stocks. However, the dramatic market shift in March caused the Fund to underperform in the second half of the period as its higher-quality orientation proved to be too defensive relative to the benchmark. Overall, Fund holdings in the Financials, Consumer Staples, and Utilities sectors helped temper the Fund's decline versus the benchmark, while holdings in the Consumer Discretionary, Energy, and Industrials sectors adversely impacted performance. The Fund's cash allocation also positively impacted performance for the period.

Regal Beloit, Brinks Home Security, Waddell & Reed Financial, and Metavante Technologies were key contributors to the Fund's performance. Regal Beloit, a maker of commercial motion-control and power-generation products, has increased in price on better-than-expected improvements in its operating margins and cost-cutting efforts. Brinks Home Security gained following a successful tax-free spin-off of its residential alarm unit in October 2008 after months of pressure from shareholder activists. We are monitoring the stock closely in light of some recent headwinds but feel comfortable with its long-term upside potential.

While we recognize that asset-management stocks will remain under pressure as long as the U.S. equity markets remain volatile, the market's gains have benefited Waddell & Reed and we remain confident in its long-term prospects. Finally, strong earnings growth despite the weak environment for banks has boosted the price of Metavante Technologies, which was acquired by Fidelity National Information Services on
October 1.

In contrast, Tesco, Ion Geophysical, Interface, and Anixter International were among the top detractors from performance for the Fund. Tesco, which develops drilling technology and services for the energy industry, has fallen due to lower-than-expected activity and downward pricing pressure--which is not expected to subside anytime soon. Oil and drilling services provider Ion Geophysical has had a challenging year due to the deferral of exploration programs and significantly lower capital spending. As a result of deteriorating business conditions for both companies, we decided to exit our positions to focus on better risk/return opportunities.

Interface's struggle with deteriorating credit conditions has taken its toll on the modular carpet manufacturer. However, the company has put a new credit agreement in place and raised capital to further strengthen its financial condition. Therefore, we believe that Interface will benefit over the long term as the economy emerges from the downturn. Anixter International, a specialty wire and cable distributor, declined early in the period due to concerns about the slowing non-residential construction market. However, Anixter's solid cash flow and unique industry-leading position has boosted performance in recent quarters and we remain comfortable with our investment.

Outlook

The U.S. economy is at an inflection point. All of the policy actions and improvements in financial markets have set the stage for an economic recovery and return to growth. Real GDP for the third quarter of 2009 appeared to grow at about a 3% annual rate, following a decline of 0.7% (revised) in the second quarter. However, near-term challenges still exist, particularly for labor markets and the commercial real estate market. The unemployment rate continues to move toward 10% and a number of economists expect it to exceed that. Furthermore, after such a long period of high unemployment, consumers will need to feel more confident about the job market before increasing discretionary spending again.

Despite clear evidence that the worst is behind us, we believe that a sustained economic recovery will not occur until 2010 and will be preceded by the market recovery we're already seeing. As they have in the past, small-cap stocks will likely be among the early beneficiaries of the improving economy. Since March, stock valuations have increased yet many remain attractive from a long-term perspective. Therefore, we are diligently seeking suitable new investment opportunities as well as monitoring the Fund's exposure to risk and the economy.

While this recovery may yield below-average growth from a historical perspective, we believe the environment will favor both quality companies and select cyclical stocks in the coming months. Since our holdings possess strong businesses and attractive cash flow characteristics, we believe they are likely to weather--and in some cases benefit from--the recovering economy and volatile markets better than most.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Regal Beloit 2.69%, Brinks Home Security 2.44%, Waddell & Reed Financial 3.26%, Metavante Technologies 0%, Fidelity National Information Services 0%, Tesco 1.21%, Ion Geophysical 0%, Interface 1.34%, and Anixter International 3.02%. All holdings are subject to change without notice.

Small Cap Value
Fund Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	33.40%	-9.42%
Class C	32.94%	-10.15%
Class I	33.82%	-8.66%
Russell 2000 Value Index**	44.79%	-12.61%
Lipper Small Cap Core Funds Average	44.31%	-6.42%

Economic Sectors	% of Total Investments
Consumer Discretionary	14.7%
Consumer Staples	7.4%
Energy	5.3%
Financials	22.3%
Health Care	2.7%
Industrials	25.3%
Information Technology	11.3%
Materials	5.4%
Time Deposit	3.8%
Utilities	1.8%

Total	100%

Ten Largest Stock Holdings	% of Net Assets
Phillips-Van Heusen Corp.	3.7%
Littelfuse, Inc.	3.3%
Plexus Corp.	3.3%
IDEX Corp.	3.3%
Waddell & Reed Financial, Inc.	3.3%
Middleby Corp.	3.2%
Hanover Insurance Group, Inc.	3.1%
Anixter International, Inc.	3.0%
Airgas, Inc.	2.9%
Acuity Brands, Inc.	2.8%
Total	31.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Small Cap Value Fund Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-13.78%
Five year	-2.12%
Since Inception	-2.12%
(10/1/04)

Class C Shares
One year	-11.10%
Since Inception	-3.19%
(4/1/05)

Small Cap Value Fund Statistics September 30, 2009 Average Annual Total Returns
Class I Shares at NAV
One Year	-8.66%
Since Inception	-0.07%
(4/29/05)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio of Class A shares is 1.88%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital Management, LLC

Performance

Calvert Mid Cap Value Fund returned -6.79% for the 12 months ended September 30, 2009 versus the Russell Midcap Value Index's return of -7.12%. Strong stock selection contributed to the Fund's outperformance of the Index during this challenging period.

Investment Climate

The reporting period was historic in terms of both market and economic severity and volatility. The 12 months marked a full year of the U.S. recession (which officially began in December 2007) and a decline in global stock markets, followed by a significant recovery. In the U.S., the financial crisis has created unprecedented failures and mergers of major financial institutions and a level of government and regulatory involvement not seen since the 1930s. The results have been reflected in weak economic growth, a high unemployment rate, and declining consumer and industrial spending activity. While major declines in real gross domestic product (GDP) resulted from housing market difficulties and decreased consumer spending, many U.S. firms have also been behaving cautiously for much of the past year.

The deteriorating economic climate that characterized most of 2008 was followed by a global decline in economic activity entering 2009. However, the stock market dramatically shifted near the end of March with a market rally led by high-risk, highly leveraged, low-priced, and lower-quality stocks that persisted through September.

The Fund's benchmark, the Russell Midcap Value Index, was up approximately 5.6% in September alone, its seventh straight monthly gain. Overall, mid-cap stocks were up approximately 20.6% in the third quarter and gained a record-setting 45.7% over the second and third quarters of 2009. The Consumer Discretionary, Energy, and Information Technology sectors performed the best for 2009 through September 30, with all three up more than 50%.

Portfolio Strategy

Despite a challenging environment in the first quarter of 2009, the Fund outperformed for both that quarter and the first half of reporting period, as higher-quality stocks generally outperformed lower-quality, non-earning stocks. However, the dramatic market shift in March caused the Fund to underperform in the second half of the period as its higher- quality orientation proved to be too defensive relative to the benchmark.

Overall, Fund holdings in the Materials, Financials, and Industrials sectors were some of the key contributors for the annual period. Specifically, the Fund benefited from strong performance by Nordstrom, Tiffany, and Broadview Security (formerly known as Brink's Home Security). Nordstrom saw its share price rise on recent quarterly results that were in line with or exceeded Wall Street's reduced expectations. It also plans to accelerate growth of its Rack division, which requires less capital and is more profitable than full-line stores. While retailers like Nordstrom will continue to be challenged by the economy, we expect it will be one of the winners when things improve.

Specialty jeweler Tiffany increased due to the improving economic environment. Longer-term, we expect Tiffany to leverage its strong brand to further expand its global presence, especially in Europe and the Asia-Pacific region. Broadview Security gained following a successful spin-off from The Brink's Company in October 2008. While the decline in U.S. housing starts is a headwind for Broadview Security, we continue to favor the company given its strong cash flow and industry positioning.

In contrast, Fund holdings in the Information Technology, Consumer Discretionary, and Utilities sectors adversely impacted performance for the period. Specifically, this included Integrys Energy Group, M&T Bank, and Phillips Van Heusen. Integrys Energy Group fell in February after announcing plans to dispose of its entire energy services business and focus its future efforts on growing and managing its traditional utilities operations. From an investor's perspective, the timing of this strategic decision was quite negative and likely prompted by the poor credit market conditions. As a result of this surprise announcement, we decided to exit the position.

Like most banks, M&T Bank struggled during the first half of the period as Wall Street analysts cut price targets and earnings estimates for the sector. Since the March low, however, there has been a significant rebound in bank stocks--including M&T Bank--despite further pressure from loan losses and charge-offs. While we are closely monitoring the situation, we think M&T Bank has been one of the best-managed regional banks and continue to like its long-term prospects. Clothing merchandiser Phillips Van Heusen declined as a result of depressed consumer spending trends following the height of the credit crisis in September and October 2008. As a result, we decided to focus on other opportunities and trim the Fund's exposure to consumer discretionary spending.

Outlook

The U.S. economy is at an inflection point. All of the policy actions and improvements in financial markets have set the stage for an economic recovery and return to growth. Real GDP for the third quarter of 2009 appeared to grow at about a 3% annual rate following a decline of 0.7% (revised) in the second quarter. However, near-term challenges still exist, particularly for labor markets and the commercial real estate market. The unemployment rate continues to move toward 10% and a number of economists expect it to exceed that. Furthermore, after such a long period of high unemployment, consumers will need to feel more confident about the job market before increasing their discretionary spending again.

Despite clear evidence that the worst is behind us, we believe that a sustained economic recovery will not occur until 2010 and will be preceded by the market recovery we're already seeing. As they have in the past, mid-cap stocks will likely be among the early beneficiaries of the improving economy. Since March, valuations for many stocks have rebounded yet remain attractive from a long-term perspective. Therefore, we are diligently seeking suitable new investment opportunities as well as monitoring the Fund's exposure to risk and the economy.

While this recovery may yield below-average growth from a historical perspective, we believe the environment will favor both quality companies and select cyclical stocks in the coming months. Since our holdings possess strong businesses and attractive cash flow characteristics, we believe they are likely to weather--and in some cases benefit from--the recovering economy and volatile markets better than most.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Nordstrom 3.71%, Tiffany 4.07%, Broadview Security (Brink's Home Security) 2.45%, Integrys Energy 0%, M&T Bank 1.87%, and Phillips Van Heusen 0%. All holdings are subject to change without notice.

Mid Cap Value
Fund Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	30.65%	-6.79%
Class C	30.04%	-7.69%
Class I	31.19%	-6.08%
Russell Midcap Value Index**	49.51%	-7.12%
Lipper Mid-Cap Core Funds Average	41.97%	-3.73%

Economic Sectors	% of Total Investments
Consumer Discretionary	20.5%
Consumer Staples	2.4%
Energy	3.9%
Financials	30.4%
Health Care	11.0%
Industrials	10.5%
Information Technology	12.6%
Materials	4.8%
Telecommunication Services	1.7%
Time Deposit	2.2%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Lazard Ltd.	4.5%
Tiffany & Co.	4.0%
Superior Energy Services, Inc.	3.9%
Affiliated Managers Group, Inc.	3.8%
Nordstrom Inc.	3.7%
T. Rowe Price Group, Inc.	3.5%
DENTSPLY International, Inc.	3.1%
Fiserv, Inc.	3.1%
Airgas, Inc.	3.1%
Manpower, Inc.	3.1%
Total	35.8%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Mid Cap Value
Fund Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-11.19%
Five year	-1.02%
Since Inception	-1.02%
(10/1/04)

Class C Shares
One Year	-8.55%
Since Inception	-3.25%
(4/1/05)

Mid Cap Value
Fund Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares at NAV
One Year	-6.08%
Since Inception	-1.85%
(6/27/05)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.72%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A is plotted in the line graph. The value of an investment in another class of shares would be different.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Small Cap Value	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,334.00	$9.89
Hypothetical	$1,000.00	$1,016.60	$8.54
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,329.40	$15.71
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1.338.20	$5.39
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Mid Cap Value	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period** 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1.306.50	$9.19
Hypothetical	$1,000.00	$1,017.10	$8.04
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,300.40	$14.94
Hypothetical	$1,000.00	$1,012.08	$13.06
(5% return per year before expenses)

Mid Cap Value	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period** 4/1/09 - 9/30/09
Class I
Actual	$1,000.00	$1,311.90	$4.98
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund:

We have audited the accompanying statements of net assets of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund (collectively the Funds), each a series of The Calvert Impact Fund, Inc., as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund as of September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Small Cap Value Fund
Statement of Net Assets
September 30, 2009

Equity Securities - 96.9%	Shares	Value
Aerospace & Defense - 2.2%
Hexcel Corp.*	94,311	$1,078,918

Capital Markets - 8.4%
Affiliated Managers Group, Inc.*	20,854	1,355,718
Stifel Financial Corp.*	20,321	1,115,623
Waddell & Reed Financial, Inc.	55,386	1,575,732
		4,047,073

Chemicals - 2.9%
Airgas, Inc.	29,337	1,419,031

Commercial Banks - 5.8%
First Midwest Bancorp, Inc.	41,742	470,432
Glacier Bancorp, Inc.	70,092	1,047,175
Independent Bank Corp.	57,678	1,276,414
		2,794,021

Commercial Services & Supplies - 7.9%
Brink's Co.	43,934	1,182,264
Herman Miller, Inc.	56,465	954,823
Interface, Inc.	77,983	647,259
Standard Parking Corp.*	58,331	1,020,209
		3,804,555

Diversified Consumer Services - 6.9%
Brink's Home Security Holdings, Inc.*	44,410	1,367,384
Matthews International Corp.	28,991	1,025,701
Steiner Leisure Ltd.*	26,051	931,584
		3,324,669

Electrical Equipment - 6.5%
Acuity Brands, Inc.	42,634	1,373,241
Regal-Beloit Corp.	28,444	1,300,176
Thomas & Betts Corp.*	15,628	470,090
		3,143,507

Electronic Equipment & Instruments - 9.6%
Anixter International, Inc.*	36,424	1,460,966
Littelfuse, Inc.*	61,400	1,611,136
Plexus Corp.*	60,249	1,586,959
		4,659,061

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 5.3%
Cal Dive International, Inc.*	89,777	$887,895
Superior Energy Services, Inc.*	48,906	1,101,363
Tesco Corp.*	73,108	583,402
		2,572,660

Food Products - 5.5%
Lance, Inc.	50,550	1,305,201
TreeHouse Foods, Inc.*	37,723	1,345,579
		2,650,780

Gas Utilities - 1.8%
South Jersey Industries, Inc.	24,836	876,711

Health Care Providers & Services - 2.7%
Owens & Minor, Inc.	28,813	1,303,788

Household Durables - 2.6%
Snap-on, Inc.	35,890	1,247,536

Insurance - 5.5%
Hanover Insurance Group, Inc.	35,959	1,486,186
Markel Corp.*	3,553	1,171,850
		2,658,036

IT Services - 1.8%
Forrester Research, Inc.*	32,260	859,406

Machinery - 6.4%
IDEX Corp.	56,448	1,577,722
Middleby Corp.*	27,782	1,528,288
		3,106,010

Metals & Mining - 2.4%
Compass Minerals International, Inc.	19,329	1,191,053

Multiline Retail - 1.7%
Saks, Inc.*	118,953	811,259

Personal Products - 2.0%
Alberto-Culver Co.	35,197	974,253

Professional Services - 2.5%
Administaff, Inc.	45,650	1,199,226

Real Estate Investment Trusts - 2.8%
Corporate Office Properties Trust	36,483	1,345,493

Equity Securities - Cont'd	Shares	Value
Textiles, Apparel & Luxury Goods - 3.7%
Phillips-Van Heusen Corp.	42,089	$1,800,988

Total Equity Securities (Cost $40,919,128)		46,868,034

	Principal
Time Deposit - 3.9%	Amount
State Street Corp. Time Deposit, 0.01%, 10/1/09	$1,870,591	1,870,591

Total Time Deposit (Cost $1,870,591)		1,870,591

TOTAL INVESTMENTS (Cost $42,789,719) - 100.8%		48,738,625
Other assets and liabilities, net - (0.8%)		(371,328)
Net Assets - 100%		$48,367,297

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Class A: 2,408,942 shares outstanding		$37,950,025
Class C: 139,348 shares outstanding		2,267,342
Class I: 853,799 shares outstanding		15,456,414
Undistributed net investment income		252
Accumulated net realized gain (loss) on investments		(13,255,642)
Net unrealized appreciation (depreciation) on investments		5,948,906

Net Assets		$48,367,297

Net Asset Value Per Share:
Class A (based on net assets of $34,051,089)		$14.14
Class C (based on net assets of $1,888,666)		$13.55
Class I (based on net assets of $12,427,542)		$14.56

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Statement of Net Assets
September 30, 2009
Equity Securities - 97.4%	Shares	Value
Capital Markets - 11.7%
Affiliated Managers Group, Inc.*	20,645	$1,342,131
Lazard Ltd.	37,947	1,567,591
T. Rowe Price Group, Inc.	26,790	1,224,303
		4,134,025

Chemicals - 3.1%
Airgas, Inc.	22,699	1,097,951

Commercial Banks - 4.7%
City National Corp.	26,145	1,017,825
M&T Bank Corp.	10,440	650,621
		1,668,446

Commercial Services & Supplies - 1.5%
Brink's Co.	19,540	525,821

Diversified Consumer Services - 2.4%
Brink's Home Security Holdings, Inc.*	27,718	853,437

Diversified Telecommunication Services - 1.7%
Frontier Communications Corp.	78,169	589,394

Electronic Equipment & Instruments - 5.0%
Anixter International, Inc.*	22,525	903,478
Avnet, Inc.*	33,665	874,280
		1,777,758

Energy Equipment & Services - 3.9%
Superior Energy Services, Inc.*	60,385	1,359,870

Food Products - 2.4%
H.J. Heinz Co.	21,350	848,663

Health Care Equipment & Supplies - 3.2%
DENTSPLY International, Inc.	32,086	1,108,250

Health Care Providers & Services - 4.9%
AmerisourceBergen Corp.	41,762	934,634
Laboratory Corp. of America Holdings*	12,169	799,503
		1,734,137

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 2.8%
Starbucks Corp.*	48,341	$998,242

Household Durables - 4.7%
Mohawk Industries, Inc.*	16,608	792,036
Snap-on, Inc.	24,398	848,074
		1,640,110

Insurance - 8.3%
Allied World Assurance Co. Holdings Ltd.	18,952	908,369
AON Corp.	12,181	495,645
Markel Corp.*	3,074	1,013,867
Torchmark Corp.	11,924	517,859
		2,935,740

IT Services - 6.1%
Fiserv, Inc.*	22,902	1,103,876
Hewitt Associates, Inc.*	28,315	1,031,516
		2,135,392

Life Sciences - Tools & Services - 2.9%
Thermo Fisher Scientific, Inc.*	23,173	1,011,965

Machinery - 2.9%
IDEX Corp.	36,931	1,032,221

Media - 2.8%
Omnicom Group, Inc.	27,095	1,000,889

Metals & Mining - 1.7%
Compass Minerals International, Inc.	9,638	593,894

Multiline Retail - 3.7%
Nordstrom, Inc.	42,359	1,293,644

Professional Services - 3.1%
Manpower, Inc.	19,162	1,086,677

Real Estate Investment Trusts - 2.6%
Boston Properties, Inc.	14,156	927,926

Software - 1.5%
ANSYS, Inc.*	13,800	517,086

Specialty Retail - 4.0%
Tiffany & Co.	36,829	1,419,021

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 2.8%
People's United Financial, Inc.	64,037	$996,416

Trading Companies & Distributors - 3.0%
W.W. Grainger, Inc.	11,761	1,050,963

Total Equity Securities (Cost $32,202,468)		34,337,938

	Principal
Time Deposit- 2.2%	Amount
State Street Corp. Time Deposit, 0.01%, 10/1/09	$766,518	766,518

Total Time Deposit (Cost $766,518)		766,518

TOTAL INVESTMENTS (Cost $32,968,986) - 99.6%		35,104,456
Other assets and liabilities, net - 0.4%		138,667
Net Assets - 100%		$35,243,123

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Class A: 1,880,827 shares outstanding		$34,198,298
Class C: 177,887 shares outstanding		3,322,229
Class I: 404,699 shares outstanding		6,962,004
Undistributed net investment income		143,316
Accumulated net realized gain (loss) on investments		(11,518,194)
Net unrealized appreciation (depreciation) on investments		2,135,470

Net Assets		$35,243,123

Net Asset Value Per Share:
Class A (based on net assets of $26,866,905)		$14.28
Class C (based on net assets of $2,433,513)		$13.68
Class I (based on net assets of $5,942,705)		$14.68

* Non-income producing security.

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2009
	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$489	$92
Dividend income	603,341	618,956
Total investment income	603,830	619,048

Expenses:
Investment advisory fee	298,524	201,661
Transfer agency fees and expenses	179,416	145,028
Administrative fees	83,127	69,851
Distribution Plan expenses:
Class A	68,664	59,800
Class C	14,171	19,641
Directors' fees and expenses	7,098	5,391
Custodian fees	17,134	14,887
Registration fees	32,692	32,783
Reports to shareholders	21,030	30,722
Professional fees	20,113	19,558
Accounting fees	6,394	4,912
Miscellaneous	4,669	4,382
Total expenses	753,032	608,616
Reimbursement from Advisor:
Class A	(107,960)	(96,889)
Class C	(13,298)	(14,457)
Class I	(25,567)	(19,431)
Fees paid indirectly	(3,449)	(2,431)
Net expenses	602,758	475,408

Net Investment Income	1,072	143,640

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(7,341,852)	(6,036,325)
Change in unrealized appreciation or (depreciation)	3,742,232	2,714,646

Net Realized and Unrealized
Gain (Loss) on Investments	(3,599,620)	(3,321,679)

Increase (Decrease) in Net Assets
Resulting From Operations	($3,598,548)	($3,178,039)

See notes to financial statements.

Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$1,072	($24,676)
Net realized gain (loss) on investments	(7,341,852)	(4,945,035)
Change in unrealized appreciation (depreciation)	3,742,232	(5,094,038)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,598,548)	(10,063,749)

Distributions to shareholders from:
Net investment income:
Class I Shares	--	(71,302)
Total distributions	--	(71,302)

Capital share transactions:
Shares sold:
Class A Shares	13,705,647	9,764,895
Class C Shares	550,658	534,326
Class I Shares	3,268,292	5,142,681
Reinvestment of distributions:
Class I	--	68,802
Redemption fees:
Class A Shares	2,599	166
Class C Shares	40	--
Shares redeemed:
Class A Shares	(8,484,351)	(14,031,977)
Class C Shares	(258,701)	(497,432)
Class I Shares	(4,039,188)	(1,271,976)
Total capital share transactions	4,744,996	(290,515)

Total Increase (Decrease) in Net Assets	1,146,448	(10,425,566)

Net Assets
Beginning of year	47,220,849	57,646,415
End of year (including undistributed net investment
income of $252 and $0, respectively)	$48,367,297	$47,220,849

See notes to financial statements.
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	1,143,559	570,471
Class C Shares	47,008	31,382
Class I Shares	288,120	295,719
Reinvestment of distributions:
Class I Shares	--	3,707
Shares redeemed:
Class A Shares	(722,967)	(819,972)
Class C Shares	(22,709)	(29,580)
Class I Shares	(340,570)	(73,834)
Total capital share activity	392,441	(22,107)

Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$143,640	($74,143)
Net realized gain (loss) on investments	(6,036,325)	(5,458,474)
Change in unrealized appreciation (depreciation)	2,714,646	(6,682,562)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,178,039)	(12,215,179)

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(1,095,370)
Class C Shares	--	(91,404)
Class I Shares	--	(79,048)
Total distributions	--	(1,265,822)

Capital share transactions:
Shares sold:
Class A Shares	6,712,373	10,865,638
Class C Shares	541,661	838,535
Class I Shares	3,636,494	3,136,993
Reinvestment of distributions:
Class A Shares	--	996,979
Class C Shares	--	73,659
Class I Shares	--	79,048
Redemption fees:
Class A Shares	1,199	2,016
Class C Shares	327	5
Shares redeemed:
Class A Shares	(9,649,255)	(14,382,979)
Class C Shares	(485,125)	(995,927)
Class I Shares	(2,683,560)	(157,792)
Total capital share transactions	(1,925,886)	456,175

Total Increase (Decrease) in Net Assets	(5,103,925)	(13,024,826)

Net Assets
Beginning of year	40,347,048	53,371,874
End of year (including undistributed net investment
income of $143,316 and $0, respectively)	$35,243,123	$40,347,048

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	559,745	618,345
Class C Shares	46,634	47,178
Class I Shares	303,501	177,284
Reinvestment of distributions:
Class A Shares	--	50,892
Class C Shares	--	3,857
Class I Shares	--	3,974
Shares redeemed:
Class A Shares	(807,525)	(813,358)
Class C Shares	(43,637)	(57,985)
Class I Shares	(227,844)	(8,930)
Total capital share activity	(169,126)	21,257

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the "Funds"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of September 30, 2009:
Small Cap Value	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$46,868,034	--	--	$46,868,034
Other debt obligations	--	$1,870,591	--	1,870,591
TOTAL	$46,868,034	$1,870,591	--	$48,738,625

Mid Cap Value	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$34,337,938	--	--	$34,337,938
Other debt obligations	--	$766,518	--	766,518
TOTAL	$34,337,938	$766,518	--	$35,104,456

*For further breakdown of equity securities by industry, please refer to the Statements of Net Assets.

Repurchase Agreements: The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Funds' cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $29,369 and $18,368 was payable at year end for Small Cap Value and Mid Cap Value, respectively. In addition, $23,076 and $19,971 was payable at year end for operating expenses paid by the Advisor during September 2009 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:
	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $8,260 and $6,341 was payable at year end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% -annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $8,387 and $7,327 was payable at year end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $10,472 and $12,012 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $27,185 and $32,612 for the year ended September 30, 2009 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $2,291 and $2,661 was payable at year end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:
	Small Cap Value	Mid Cap Value
Purchases	$29,978,146	$12,493,481
Sales	24,083,672	13,352,881

The following table presents the cost of investments owned at September 30, 2009 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2009.
	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Small Cap Value	$43,083,835	$5,654,790	$7,167,940	($1,513,150)
Mid Cap Value	33,520,320	1,584,136	4,071,971	(2,487,835)

Net realized capital loss carryforwards for federal income tax purposes of $18,476, $466,140, $845,607 and $4,800,742 in Small Cap Value and $141,286 and $7,271,654 in Mid Cap Value at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2014, September 2015, September 2016 and September 2017, respectively for Small Cap Value and September 2016 and September 2017, respectively for Mid Cap Value.

Small Cap Value and Mid Cap Value intend to elect to defer net capital losses of $6,830,562 and $3,553,920, respectively, incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Small Cap Value
Distributions paid from:	2009	2008
Ordinary income	--	$71,302
Total	--	$71,302

Mid Cap Value
Distributions paid from:	2009	2008
Ordinary income	--	$135,830
Long term capital gain	--	1,129,992
Total	--	$1,265,822

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
	Small Cap Value	Mid Cap Value
Undistributed ordinary income	$252	$143,316
Capital loss carryforward	(6,130,965)	(7,412,940)
Unrealized appreciation (depreciation)	5,654,790	1,584,136
Total	($475,923)	($5,685,488)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses for both Funds. The differences are also due to real estate investment trusts for Small Cap Value and partnerships for Mid Cap Value.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for Small Cap Value are due to investments in real estate investment trusts and prior year net operating losses. The primary permanent differences causing such reclassification for Mid Cap Value are due to investments in partnerships.

	Small Cap Value	Mid Cap Value
Undistributed net investment income	($820)	($324)
Accumulated net realized gain (loss)	3,138	324
Paid in capital	(2,318)	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

The Funds had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Funds under the Agreement were as follows:
Fund	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Small Cap	$4,063	0.73%	$268,924	December 2008
Mid Cap	$1,104	0.70%	$110,821	August 2009

Note E - Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Small Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.61	$18.95	$17.19
Income from investment operations
Net investment income	(.02)	(.04)	.01
Net realized and unrealized gain (loss)	(1.45)	(3.30)	1.75
Total from investment operations	(1.47)	(3.34)	1.76
Total increase (decrease) in net asset value	(1.47)	(3.34)	1.76
Net asset value, ending	$14.14	$15.61	$18.95

Total return*	(9.42%)	(17.63%)	10.24%
Ratios to average net assets: A
Net investment income	(.18%)	(.21%)	.03%
Total expenses	2.09%	1.88%	1.84%
Expenses before offsets	1.70%	1.70%	1.72%
Net expenses	1.69%	1.69%	1.69%
Portfolio turnover	61%	62%	46%
Net assets, ending (in thousands)	$34,051	$31,035	$42,407

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 #(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.04)	(.15)
Net realized and unrealized gain (loss)	1.08	1.31
Total from investment operations	1.04	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.03	1.16
Net asset value, ending	$17.19	$16.16

Total return*	6.43%	7.73%
Ratios to average net assets: A
Net investment income	(.30%)	(1.01%) (a)
Total expenses	1.98%	2.40% (a)
Expenses before offsets	1.77%	1.80% (a)
Net expenses	1.69%	1.69% (a)
Portfolio turnover	63%	39%
Net assets, ending (in thousands)	$28,584	$19,060

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$15.08	$18.50	$16.94
Income from investment operations
Net investment income	(.12)	(.20)	(.13)
Net realized and unrealized gain (loss)	(1.41)	(3.22)	1.69
Total from investment operations	(1.53)	(3.42)	1.56
Total increase (decrease) in net asset value	(1.53)	(3.42)	1.56
Net asset value, ending	$13.55	$15.08	$18.50

Total return*	(10.15%)	(18.49%)	9.21%
Ratios to average net assets: A
Net investment income	(1.17%)	(1.21%)	(.96%)
Total expenses	3.64%	3.22%	3.29%
Expenses before offsets	2.70%	2.70%	2.72%
Net expenses	2.69%	2.69%	2.69%
Portfolio turnover	61%	62%	46%
Net assets, ending (in thousands)	$1,889	$1,735	$2,095

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005 ## (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.12)	(.13)
Net realized and unrealized gain (loss)	.98	.52
Total from investment operations	.86	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	.85	.39
Net asset value, ending	$16.94	$16.09

Total return*	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(1.29%)	(2.04%) (a)
Total expenses	6.11%	21.28% (a)
Expenses before offsets	2.77%	2.80% (a)
Net expenses	2.69%	2.69% (a)
Portfolio turnover	63%	24%
Net assets, ending (in thousands)	$734	$203

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$15.94	$19.31	$17.38
Income from investment operations
Net investment income	.08	.08	.11
Net realized and unrealized gain (loss)	(1.46)	(3.35)	1.82
Total from investment operations	(1.38)	(3.27)	1.93
Distributions from
Net investment income	--	(.10)	--
Total distributions	--	(.10)	--
Total increase (decrease) in net asset value	(1.38)	(3.37)	1.93
Net asset value, ending	$14.56	$15.94	$19.31

Total return*	(8.66%)	(17.01%)	11.10%
Ratios to average net assets: A
Net investment income	.60%	.58%	.80%
Total expenses	1.16%	1.11%	1.14%
Expenses before offsets	.93%	.93%	.95%
Net expenses	.92%	.92%	.92%
Portfolio turnover	61%	62%	46%
Net assets, ending (in thousands)	$12,428	$14,450	$13,145

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005###(z)
Net asset value, beginning	$16.22	$14.69
Income from investment operations
Net investment income	.06	(.01)
Net realized and unrealized gain (loss)	1.11	1.54
Total from investment operations	1.17	1.53
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.16	1.53
Net asset value, ending	$17.38	$16.22

Total return*	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.49%	(.21%) (a)
Total expenses	1.50%	3.31% (a)
Expenses before offsets	1.00%	1.03% (a)
Net expenses	.92%	.92% (a)
Portfolio turnover	63%	21%
Net assets, ending (in thousands)	$5,136	$1,750

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.32	$20.45	$18.39
Income from investment operations
Net investment income	.05	(.03)	(.02)
Net realized and unrealized gain (loss)	(1.09)	(4.62)	2.26
Total from investment operations	(1.04)	(4.65)	2.24
Distributions from
Net investment income	--	--	(.03)
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.18)
Total increase (decrease) in net asset value	(1.04)	(5.13)	2.06
Net asset value, ending	$14.28	$15.32	$20.45

Total return*	(6.79%)	(23.26%)	12.24%
Ratios to average net assets: A
Net investment income	.41%	(.16%)	(.11%)
Total expenses	2.00%	1.72%	1.66%
Expenses before offsets	1.60%	1.61%	1.62%
Net expenses	1.59%	1.59%	1.59%
Portfolio turnover	40%	49%	43%
Net assets, ending (in thousands)	$26,867	$32,611	$46,486

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005#(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	.04	(.14)
Net realized and unrealized gain (loss)	1.42	2.30
Total from investment operations	1.46	2.16
Distributions from
Net investment income	--	--
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.23	2.16
Net asset value, ending	$18.39	$17.16

Total return*	8.60%	14.40%
Ratios to average net assets: A
Net investment income	.27%	(.89%) (a)
Total expenses	1.76%	2.29% (a)
Expenses before offsets	1.67%	1.69% (a)
Net expenses	1.59%	1.59% (a)
Portfolio turnover	37%	55%
Net assets, ending (in thousands)	$34,010	$19,362

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.82	$20.00	$18.13
Income from investment operations
Net investment income	(.06)	(.22)	(.11)
Net realized and unrealized gain (loss)	(1.08)	(4.48)	2.13
Total from investment operations	(1.14)	(4.70)	2.02
Distributions from
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.15)
Total increase (decrease) in net asset value	(1.14)	(5.18)	1.87
Net asset value, ending	$13.68	$14.82	$20.00

Total return*	(7.69%)	(24.04%)	11.17%
Ratios to average net assets: A
Net investment income	(.58%)	(1.17%)	(1.09%)
Total expenses	3.33%	2.82%	2.86%
Expenses before offsets	2.60%	2.61%	2.62%
Net expenses	2.59%	2.59%	2.59%
Portfolio turnover	40%	49%	43%
Net assets, ending (in thousands)	$2,434	$2,591	$3,636

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	1.35	.60
Total from investment operations	1.27	.47
Distributions from
Net realized gain	(.23)	--
Total distributions		(.23)	--
Total increase (decrease) in net asset value	1.04	.47
Net asset value, ending	$18.13	$17.09

Total return*	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(.66%)	(1.86%) (a)
Total expenses	4.44%	11.25% (a)
Expenses before offsets	2.67%	2.69% (a)
Net expenses	2.59%	2.59% (a)
Portfolio turnover	37%	34%
Net assets, ending (in thousands)	$1,366	$382

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$15.63	$20.74	$18.57
Income from investment operations
Net investment income	.14	.08	.08
Net realized and unrealized gain (loss)	(1.09)	(4.71)	2.33
Total from investment operations	(.95)	(4.63)	2.41
Distributions from
Net investment income	--	--	(.09)
Net realized gain	--	(.48)	(.15)
Total distributions	--	(.48)	(.24)
Total increase (decrease) in net asset value	(.95)	(5.11)	2.17
Net asset value, ending	$14.68	$15.63	$20.74

Total return*	(6.08%)	(22.83%)	13.05%
Ratios to average net assets: A
Net investment income	1.13%	.63%	.63%
Total expenses	1.25%	1.21%	1.34%
Expenses before offsets	.87%	.88%	.89%
Net expenses	.86%	.86%	.86%
Portfolio turnover	40%	49%	43%
Net assets, ending (in thousands)	$5,943	$5,145	$3,250

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005####(z)
Net asset value, beginning	$17.20	$16.70
Income from investment operations
Net investment income	.13	(.01)
Net realized and unrealized gain (loss)	1.47	.51
Total from investment operations	1.60	.50
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.37	.50
Net asset value, ending	$18.57	$17.20

Total return*	9.40%	2.99%
Ratios to average net assets: A
Net investment income	1.18%	(.17%) (a)
Total expenses	2.54%	14.06% (a)
Expenses before offsets	.94%	.96% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	37%	28%
Net assets, ending (in thousands)	$1,670	$346

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From October 1, 2004 inception.

## From April 1, 2005 inception.

### From April 29, 2005 inception.

#### From June 27, 2005 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Impact Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

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

Calvert Solution Strategies

Calvert Global Alternative Energy Fund
Calvert Global Water Fund

Annual Report

September 30, 2009

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1	President's Letter
4	SRI Update
7	Portfolio Management Discussion
16	Shareholder Expense Example
19	Report of Independent Registered Public Accounting Firm
20	Statement of Net Assets
26	Statement of Operations
27	Statements of Changes in Net Assets
29	Notes to Financial Statements
36	Financial Highlights
40	Explanation of Financial Tables
42	Proxy Voting and Availability of Quarterly Portfolio Holdings
44	Director and Officer Information Table

Dear Shareholder:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2009

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables them to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Performance

Calvert Global Alternative Energy Fund Class A shares (at NAV) returned -15.38% versus the Ardour Global Alternative Energy Index, which returned -24.59%, for the 12-month period ended September 30, 2009.1 The Fund's outperformance of the Index was largely due to an underweight to the weak-performing Solar sector.

_______________________________
1. The fund's Board of Directors approved a change to the benchmark from the MSCI World Index to the Ardour Global Alternative Energy Index during the period so the Fund's composition would be more closely aligned with the benchmark. While the MSCI World Index covers the broad global market, the new benchmark focuses on the alternative energy industry. The return of the MSCI World Index for the one-year period ended September 30, 2009 was -1.64%.

Investment Climate

The potential collapse of the banking system, compounded by an already deteriorating economic environment, meant concerns about a global economic depression dominated the early part of the period--through late March 2009. A drop in oil prices and tighter credit conditions added to the challenges for companies in the renewable energy sector.

The volatility of markets became almost a weekly tug of war between "deflation concern--be risk averse" and "reflation hope--buy risk assets" price movements. In the end, the latter appeared to win out, with equities landing their first positive gains in March 2009 since the previous summer.

Renewed optimism about the global economy continued through September. Economic growth and corporate profits have surprised on the upside while central banks have maintained low interest rates--all of which has had a positive impact on equity markets. The renewed appetite for risk has also been good for renewable energy companies, which rebounded strongly in recent months.

Moves by global governments to adopt targets for emissions reduction (e.g., 20% in the European Union by 2020 and 83% in the U.S. by 2050), increase the percentage of renewables in the energy mix, include 'green' spending in their stimulus packages, and create more incentives for companies active in various renewable energy sectors have also helped renewable energy stocks in general.

Portfolio Strategy

Stock selection in several sectors drove the Fund's strong relative returns for the 12-month period, while a move to increase the underweight to Solar boosted the Fund relative to the benchmark as well.

Overall, the Fund's Wind sector holdings significantly outperformed those in the Index, with a return of -3.4% versus -20.6%. Energias de Portugal (EDP) and Spain-based Iberdrola were key contributors to this result, with both benefiting from wind-farm operations in the U.S. and reform of the production tax credit subsidy. Stock selection in Utilities also helped, with Utilities stocks in the Fund posting a return of 2.8% against the Index's Utilities return of -14.0%. One top performer was Florida Power & Light, again due to its U.S. wind operations. Exposure to fast-growing energy demand in Chile, Argentina, and Peru buoyed South American utility company Enersis as well.

However, the biggest factor in the Fund's outperformance came from the Solar sector, where the Fund's holdings returned -33.1% against -46.3% for the benchmark's Solar companies. German company SMA Solar fared well, as did Wacher Chemie, a low-cost leader in the manufacturing of polysilicon. Despite a fall in the spot price of polysilicon, Wacher Chemie did not experience any renegotiations of long-term contracts.

Overall, the impact of the Fund's sector allocations was neutral, with notable changes in positioning in Solar, Wind, Utilities, and 'Other' (Other includes alternative energy benchmark companies which do not neatly fit into the designated groupings--Solar, Wind, Utilities, etc.) during the period. In the long term, we aim to maintain strategic weightings of 30% of the Fund to both Wind and Solar, 15% to Utilities, and 5% to Other. However, as the full extent of the financial crisis unfolded in the last quarter of 2008, we moved the Fund toward a more defensive profile by increasing the weightings to Utilities and Wind while reducing the allocation to Solar.

Over the reporting period, our average weighting to Solar was 22% versus 33% for the Index. Given that Solar has been one of the weakest of the renewable sectors during the period, this move was favorable for the Fund. The Wind and Utilities sectors overall have fared better, but the benefits of our overweights to them were negated by a lack of exposure to Water, which falls predominantly into the Other sector.

Outlook

Recent economic data and earnings reports have been more positive and indicate to us that the global economy has stabilized. However, we remain cautious about the speed of the global recovery. Credit remains tight, unemployment is still rising, and there is no clear sign of a pick-up in consumer spending at this point.

Within the renewable energy sector, credit conditions remain the main stumbling block, although government support from China (for Solar) and the U.S. (for Wind and Solar) should stimulate new capacity growth. Overall, we expect renewable electricity generation to grow modestly through 2009 before rebounding strongly from 2010 onwards.

We remain most overweight to the Wind sector as we believe it is best-positioned to benefit from the U.S. cash grant program. Already, the government has announced more than $700 million in cash grants, with most of the funds allocated to wind projects. We particularly favor wind farm developers with high exposure to the U.S. market such as Iberdrola and EDP.

The outlook for the Solar sector is more uncertain. Normal seasonality is likely to slow global demand through the first quarter of 2010 and we believe the new Coalition government in Germany will announce a cut in its solar subsidy in the second half of 2010. All of these developments should lead to further falls in module prices.

With polysilicon prices stabilizing in the last few months, we remain overweight to upstream companies such as MEMC and Wacker Chemie. We also favor the equipment manufacturing industry, which we believe should benefit from the shortening replacement cycle for solar equipment. This includes companies such as Manz Automation and Meyer Burger, both of which have superior balance sheet strength and leading market shares.

The Fund is maintaining its underweight to Fuel Cells since research and development is down in the current recessionary environment and products that are not yet fully ready for commercialization will be delayed. However, we are keeping an overweight to Biomass with core positions in profitable producers such as 4Energy Invest and Covanta.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: EDP 4.37%, Iberdrola 6.77%, Florida Power & Light 0%, Enersis 1.18%, SMA Solar 0.54%, MEMC 2.89%, Manz Automation 1.15%, Meyer Burger 0.40%, 4 Energie Invest 0.51%, Wacher Chemie 3.71%, and Covanta 3.75%. All holdings are subject to change without notice.

Global Alternative
Energy Fund Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	42.56%	-15.38%
Class C	41.91%	-16.11%
Class I	42.90%	-14.84%
Ardour Global Alternative Energy Index	46.44%	-24.59%
MSCI World Index**	42.31%	-1.64%
Lipper Global Natural Resources Funds Average	45.34%	-7.18%

Economic Sectors	% of Total Investments
Consumer Discretionary	0.5%
Consumer Staples	1.8%
Energy	0.5%
Industrials	34.5%
Information Technology	12.3%
Materials	6.9%
Time Deposit	3.6%
Utilities	39.9%

Total	100%

Ten Largest Stock Holdings	% of Net Assets
Iberdrola Renovables SA	6.8%
First Solar, Inc.	5.0%
Scottish & Southern Energy plc	5.0%
FPL Group, Inc.	4.6%
EDP Renovaveis SA	4.4%
Gamesa Corp. Technologica SA	4.2%
Vestas Wind Systems A/S	4.2%
Kyocera Corp.	4.0%
Acciona SA	3.9%
Covanta Holding Corp.	3.8%
Total	45.9%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Global Alternative
Energy Fund Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-19.43%
Since Inception	-16.10%
(5/31/07)

Class C Shares
One year	-16.95%
Since Inception	-17.71%
(7/31/07)

Global Alternative
Energy Fund Statistics
September 30, 2009
Average Annual Total Returns
Class I Shares
One year	-14.84%
Since Inception	-13.95%
(5/31/07)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.Calvert.com for current performance data. The gross expense ratio for Class A Shares is 2.23%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A and Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Jens Peers
of KBC Asset Management International Ltd.

Performance

For the 12-month period ended September 30, 2009, Calvert Global Water Fund Class A shares (at NAV) returned -1.00% versus the Janney Global Water Index's return of -2.06%.1 Strong sector allocation was the predominant cause of the Fund's relative outperformance.

_______________________________________
1. The fund's Board of Directors approved a change to the benchmark from the MSCI World Index to the Janney Global Water Index during the period so the Fund's composition would be more closely aligned with the benchmark. While the MSCI World Index covers the broad global market, the new benchmark focuses on the global water industry. The return of the MSCI World Index for the one-year period ended September 30, 2009 was -1.64%.

Investment Climate

The potential collapse of the banking system, compounded by an already deteriorating economic environment, meant concerns about a global economic depression dominated the early part of the period--through late March 2009.

The volatility of markets became almost a weekly tug of war between "deflation concern--be risk averse" and "reflation hope--buy risk assets" price movements. In the end, the latter appeared to win out, with equities landing their first positive gains in March 2009 since the previous summer.

Investor sentiment improved as some "green shoots" of economic recovery (notably in China and the U.S.), massive central bank liquidity injections to ease the credit crunch, and news about the Obama administration's plans to help the banking system took root. Now, we are starting to see some economies emerge from recession.

Renewed optimism about the global economy continued through September. Economic growth and corporate profits have surprised on the upside while central banks have maintained low interest rates--all of which has had a positive impact on equity markets. The renewed appetite for risk has also been good for companies active in the water sector, which have rebounded strongly in recent months.

Announcements of increased government spending on environmental and infrastructure projects in stimulus packages around the world have tempered the decline for the water theme versus the broad market.

Portfolio Strategy

Sector allocation was a positive for the Fund, offsetting weak stock selection and leading to the Fund's outperformance relative to the Index.

The most notable sector allocation was Utilities, which underperformed both of the other key sectors in the Index--Infrastructure and Technology--during the period. While we aim for a long-term strategic weighting of 35% to Utilities, we increased the defensive profile of the Fund and overweighted the sector as the full extent of the financial crisis unfolded in the fourth quarter of 2008. However, the Index had an average weight of 50% to Utilities during this time, so relative to the Index the Fund was underweight Utilities.

This positive more than offset our stock selection in the sector. Key detractors from performance came from U.K. companies such as Severn Trent and United Utilities. While the regulatory review of the country's water services had initially been seen as a positive, the uncertainty that surrounded it for much of 2009 led the sector to underperform in this region. Elsewhere, uncertainty regarding the financial and fundamental strength of Suez and Veolia Environment hampered performance in the early months of 2009--especially since the Fund held larger-than-benchmark positions in both.

In Water Technologies, we maintained the long-term strategic position of being underweight relative to the Index. Unfortunately, this was the strongest-performing of the sectors over the last 12 months. Still, Kurita Water in Japan was the strongest contributor to the absolute performance of the Fund during the period.

Outlook

Corporate cost-cutting has had a significant impact across cyclical sectors over the past year. The good news is that we expect to see better year-over-year earnings comparisons in the fourth quarter of 2009, but only time will tell whether the cost cuts are permanent efficiency savings or simply temporary cuts that will have limited long-term benefit (as demand returns). Our strategy is to analyze the bottom-up characteristics of these initiatives and increase exposure to companies where high-quality management teams have used the recession as an opportunity to cut costs wisely and permanently--and may still have room to trim if we experience an extended period of slow growth.

We continue to hold a relatively defensive position via our higher than normal (greater than 35%) position in Utilities, with a preference for U.S. stocks that trade at a discount to their historic valuation while continuing to benefit from strong earnings growth. While we're still maintaining our strategic long-term underweight to Infrastructure, we remain overweight to early/short cycle Infrastructure and Technology companies that are more likely to benefit from repair and maintenance spending.

The recent market rally has positively affected the cyclical element of the portfolio and continued global government support for infrastructure spending should benefit the water theme in both the medium and long term. To date, stimulus money has been slower to flow down to the company level in the water sector than other areas. However, we expect this stream of cash to gain significant momentum in the coming months and buoy companies in this space.

Despite the very strong performance of stock markets in recent months, we find it noteworthy that comments from company management teams continue to be relatively conservative and don't reflect any material pick-up in business yet. If company comments were to become more clearly positive closer to year-end, this would also be a strong catalyst for the water theme.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Severn Trent 3.19%, United Utilities 4.25%, Suez 4.11%, Veolia Environment 2.76%, and Kurita Water 3.77%. All holdings are subject to change without notice.

Global Water Fund
Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	42.11%	-1.00%
Class C	41.35%	-2.00%
Class Y	42.32%	-1.13%
Janney Global Water Index	40.25%-2.06%
MSCI World Index**	42.31%	-1.64%
Lipper Global Natural Resources Funds Average	45.34%	-7.18%

Economic Sectors	% of Total Investments
Health Care	3.1%
Industrials	38.8%
Information Technology	5.9%
Materials	11.6%
Time Deposit	2.2%
Utilities	38.4%

Total	100%

Ten Largest Stock Holdings	% of Net Assets
Agilent Technologies, Inc.	4.9%
Nitto Denko Corp.	4.6%
United Utilities Group plc	4.3%
Flowserve Corp.	4.2%
American Water Works Co., Inc.	4.2%
Pentair, Inc.	4.2%
Suez Environment SA	4.1%
Kurita Water Industries Ltd.	3.8%
Toray Industries, Inc.	3.4%
Tetra Tech, Inc.	3.2%
Total	40.9%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Global Water Fund
Statistics
September 30, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One Year	-5.71%
Since Inception	-5.71%
(9/30/08)

Class C Shares
One Year	-2.98%
Since Inception	-2.98%
(9/30/08)

Global Water Fund
Statistics
September 30, 2009
Average Annual Total Returns
Class Y Shares
One Year	-1.13%
Since Inception	-1.13%
(9/30/08)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 2.24%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Global Alternative Energy	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09

Class A
Actual	$1,000.00	$1,425.60	$11.22
Hypothetical	$1,000.00	$1,015.81	$9.33
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,419.10	$17.26
Hypothetical	$1,000.00	$1,010.80	$14.35
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,429.00	$8.50
Hypothetical	$1,000.00	$1,018.07	$7.06
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.40% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Global Water	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09

Class A
Actual	$1,000.00	$1,421.10	$11.23
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,413.50	$17.24
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,423.20	$9.72
Hypothetical	$1,000.00	$1,017.05	$8.09
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.60% for Class A, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Global Alternative Energy Fund and Calvert Global Water Fund:

We have audited the accompanying statements of net assets of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the Funds), series of The Calvert Impact Fund, Inc., as of September 30, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period from September 30, 2008 (inception) through September 30, 2008 for the Calvert Global Water Fund, and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007 for the Calvert Global Alternative Energy Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund as of September 30, 2009, the results of their operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period from September 30, 2008 (inception) through September 30, 2008 for the Calvert Global Water Fund, and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 31, 2007 (inception) through September 30, 2007 for the Calvert Global Alternative Energy Fund, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Global Alternative Energy Fund
Statement of Net Assets
September 30, 2009
Equity Securities - 96.2%	Shares	Value
Australia - 4.2%
Babcock & Brown Wind Partners	3,074,121	$4,094,872
Ceramic Fuel Cells Ltd.*	18,922,273	5,071,802
Energy Developments Ltd.	630,218	1,373,189
		10,539,863

Austria - 3.1%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	153,768	7,771,662

Belgium - 2.8%
4Energy Invest NV*	166,841	1,286,214
Hansen Transmissions International NV*	2,804,845	5,756,260
		7,042,474

Brazil - 1.8%
Cosan Ltd.*	558,800	4,414,520

Canada - 1.0%
Ballard Power Systems, Inc.*	504,294	1,364,037
Canadian Hydro Developers, Inc.*	246,547	1,184,272
		2,548,309

Chile - 1.2%
Enersis SA (ADR)	159,996	2,951,926

China - 2.6%
China High Speed Transmission Equipment Group Co. Ltd.	1,174,000	2,408,578
Gushan Environmental Energy Ltd. (ADR)	654,900	1,191,918
Suntech Power Holdings Co. Ltd. (ADR)*	195,235	2,967,572
		6,568,068

Denmark - 4.6%
Greentech Energy Systems A/S*	227,777	1,172,632
Vestas Wind Systems A/S*	145,150	10,488,665
		11,661,297

France - 3.4%
La séchilienne-Sidec SA	199,742	8,502,805

Germany - 6.9%
Manz Automation AG*	36,412	2,885,381
Phoenix Solar AG	25,085	1,486,172
REpower Systems AG*	9,225	1,457,303

Equity Securities - Cont'd	Shares	Value
Germany - Cont'd
SMA Solar Technology AG	13,229	$1,355,804
Solar Millennium AG*	23,126	798,385
Wacker Chemie AG	59,719	9,311,697
		17,294,742
Italy - 0.4%
Actelios SpA	170,251	940,170

Japan - 4.0%
Kyocera Corp.	107,200	9,976,828

Norway - 3.1%
Renewable Energy Corp. ASA*	895,691	7,857,618

Spain - 19.3%
Acciona SA	72,600	9,876,872
EDP Renovaveis SA*	998,012	10,971,464
Gamesa Corp. Tecnologica SA	470,863	10,545,559
Iberdrola Renovables SA	3,451,519	16,964,826
		48,358,721

Switzerland - 0.4%
Meyer Burger Technology AG*	4,160	1,001,864

United Kingdom - 9.2%
Clipper Windpower plc*	288,931	802,173
ITM Power plc*	1,390,219	578,403
Johnson Matthey plc	329,476	7,317,916
PV Crystalox Solar plc	1,717,711	2,036,773
Scottish & Southern Energy plc	662,930	12,443,423
		23,178,688

United States - 28.2%
American Superconductor Corp.*	150,751	5,056,189
Applied Materials, Inc.	579,090	7,759,806
Calgon Carbon Corp.*	44,488	659,757
Covanta Holding Corp.*	553,747	9,413,699
Energy Conversion Devices, Inc.*	41,800	484,044
First Solar, Inc.*	82,562	12,620,427
FPL Group, Inc.	210,858	11,645,687
FuelCell Energy, Inc.*	619,325	2,644,518
GT Solar International, Inc.*	172,205	1,000,511
Itron, Inc.*	44,613	2,861,478
MEMC Electronic Materials, Inc.*	436,234	7,254,571
Ormat Technologies, Inc.	193,217	7,887,118
Plug Power, Inc.*	397,503	349,803
SunPower Corp.*	37,757	1,128,557
		70,766,165

Total Equity Securities (Cost $231,908,332)		241,375,720

	Principal
Time Deposit - 3.6%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 10/1/09	$9,040,907	$9,040,907

Total Time Deposit (Cost $9,040,907)		9,040,907

TOTAL INVESTMENTS (Cost $240,949,239) - 99.8%		250,416,627
Other assets and liabilities, net - 0.2%		542,447
Net Assets - 100%		$250,959,074

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 18,954,576 shares outstanding		$282,805,679
Class C: 4,113,726 shares outstanding		60,595,878
Class I: 1,009,528 shares outstanding		11,596,037
Undistributed net investment income (loss)		(193,987)
Accumulated net realized gain (loss) on investments		(113,308,624)
Net unrealized appreciation (depreciation) on investments		9,464,091
Net Assets		$250,959,074

Net Asset Value Per Share
Class A (based on net assets of $198,077,384)		$10.45
Class C (based on net assets of $42,223,536)		$10.26
Class I (based on net assets of $10,658,154)		$10.56

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

Global Water Fund
Statement of Net Assets
September 30, 2009
Equity Securities - 97.3%	Shares	Value
Australia - 0.9%
Crane Group Ltd.	9,647	$93,356

Brazil - 2.6%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	7,200	273,096

Cayman Islands - 0.4%
Consolidated Water Co., Inc.	2,704	44,156

Finland - 0.9%
Uponor Oyj	5,390	89,650

France - 6.9%
Suez Environnement SA	18,560	423,819
Veolia Environnement	7,428	284,582
		708,401

Hong Kong - 2.8%
China Everbright International Ltd.	264,000	107,303
Guangdong Investment Ltd.	366,000	179,457
		286,760

Italy - 3.1%
ACEA SpA	8,819	115,398
Hera SpA	83,422	202,943
		318,341

Japan - 13.5%
Ebara Corp.*	43,000	189,766
Kurita Water Industries Ltd.	10,800	388,537
Nitto Denko Corp.	15,300	470,086
Toray Industries, Inc.	57,000	346,439
		1,394,828

Netherlands - 1.4%
Arcadis NV	8,105	148,620

Philippines - 1.9%
Manila Water Co., Inc.	597,917	195,604

Singapore - 0.9%
Hyflux Ltd.	41,000	88,757

Equity Securities - Cont'd	Shares	Value
Sweden - 0.5%
Cardo AB	1,900	$46,426

Switzerland - 3.1%
Geberit AG	2,076	318,507

United Kingdom - 12.4%
Halma plc	19,883	69,042
Northumbrian Water Group plc	35,050	138,311
Pennon Group plc	40,126	305,381
Severn Trent plc	21,156	328,551
United Utilities Group plc	59,928	437,865
		1,279,150

United States - 46.0%
Agilent Technologies, Inc.*	17,991	500,690
American States Water Co.	2,712	98,120
American Water Works Co., Inc.	21,798	434,652
Aqua America, Inc.	8,807	155,355
Arch Chemicals, Inc.	1,868	56,021
Calgon Carbon Corp.*	10,270	152,304
California Water Service Group	6,069	236,327
Flowserve Corp.	4,420	435,547
Franklin Electric Co., Inc.	2,343	67,174
IDEX Corp.	6,475	180,976
Insituform Technologies, Inc.*	5,442	104,160
Itron, Inc.*	562	36,047
Layne Christensen Co.*	2,442	78,266
Met-Pro Corp.	2,686	26,027
Millipore Corp.*	4,519	317,821
Mueller Water Products, Inc.	25,391	139,143
Nalco Holding Co.	8,098	165,928
Northwest Pipe Co.*	622	20,856
Pall Corp.	8,256	266,504
Pentair, Inc.	14,629	431,848
Roper Industries, Inc.	2,929	149,320
Tetra Tech, Inc.*	12,448	330,245
Valmont Industries, Inc.	2,422	206,306
Watts Water Technologies, Inc.	5,138	155,424
		4,745,061

Total Equity Securities (Cost $8,574,980)		10,030,713

	Principal
Time Deposit - 2.2%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 10/1/09	$227,000	$227,000

Total Time Deposit (Cost $227,000)		227,000
TOTAL INVESTMENTS (Cost $8,801,980) - 99.5%		10,257,713
Other assets and liabilities, net - 0.5%		53,745
Net Assets - 100%		$10,311,458
Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 630,739 shares outstanding		$7,992,840
Class C: 62,265 shares outstanding		772,291
Class Y: 2,079 shares outstanding		26,630
Undistributed net investment income		26,604
Accumulated net realized gain (loss) on investments		36,913
Net unrealized appreciation (depreciation) on investments		1,456,180
Net Assets		$10,311,458
Net Asset Value Per Share
Class A (based on net assets of $9,365,250)		$14.85
Class C (based on net assets of $915,377)		$14.70
Class Y (based on net assets of $30,831)		$14.83

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2009
Net Investment Income	Global Alternative Energy Fund	Global Water Fund
Investment Income:
Dividend income (net of foreign taxes withheld of
$217,378 and $6,772, respectively)	$2,859,274	$116,250
Interest income	4,332	--
Total investment income	2,863,606	116,250

Expenses:
Investment advisory fee	1,780,818	42,629
Transfer agency fees and expenses	846,982	34,483
Administrative fees	607,457	14,920
Distribution Plan expenses:
Class A	351,611	9,886
Class C	295,225	2,957
Directors' fees and expenses	32,309	2,523
Custodian fees	175,961	90,698
Registration fees	39,486	53,293
Reports to shareholders	199,688	2,651
Professional fees	29,387	20,329
Accounting fees	28,060	676
Miscellaneous	15,659	5,569
Total expenses	4,402,643	280,614
Reimbursement from Advisor:
Class A	(725,872)	(149,850)
Class C	(102,871)	(24,823)
Class I	(11,719)	--
Class Y	--	(18,332)
Fees paid indirectly	(2,775)	(5,785)
Net expenses	3,559,406	81,824

Net Investment Income (Loss)	(695,800)	34,426

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(99,444,203)	36,913
Foreign currency transactions	(193,666)	(7,877)
	(99,637,869)	29,036

Changes in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	79,398,099	1,455,787
Assets and liabilities denominated in foreign currencies	(49,054)	393
	79,349,045	1,456,180

Net Realized and Unrealized
Gain (Loss)	(20,288,824)	1,485,216

Increase (Decrease) in Net Assets
Resulting From Operations	($20,984,624)	$1,519,642

See notes to financial statements.

Global Alternative Energy Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	($695,800)	($1,802,121)
Net realized gain (loss)	(99,637,869)	(13,929,891)
Change in unrealized appreciation or (depreciation)	79,349,045	(71,608,322)

Increase (Decrease) in Net Assets
Resulting From Operations	(20,984,624)	(87,340,334)

Capital share transactions:
Shares sold:
Class A Shares	81,731,396	253,605,699
Class C Shares	17,482,055	53,789,563
Class I Shares	6,518,416	4,941,950
Redemption fees:
Class A Shares	12,052	128,683
Class C Shares	1,197	2,946
Shares redeemed:
Class A Shares	(39,544,339)	(37,543,173)
Class C Shares	(7,779,069)	(3,416,764)
Class I Shares	(2,591,582)	(185,980)
Total capital share transactions	55,830,126	271,322,924

Total Increase (Decrease) in Net Assets	34,845,502	183,982,590

Net Assets
Beginning of year	216,113,572	32,130,982
End of year (including net investment
loss of $193,987 and $148,551, respectively)	$250,959,074	$216,113,572

Capital Share Activity
Shares sold:
Class A Shares	9,672,968	14,737,719
Class C Shares	2,096,623	3,102,752
Class I Shares	816,413	292,250
Shares redeemed:
Class A Shares	(4,803,290)	(2,337,166)
Class C Shares	(954,111)	(224,099)
Class I Shares	(276,505)	(10,784)
Total capital share activity	6,552,098	15,560,672

See notes to financial statements.

Global Water Fund
Statements of Changes in Net Assets
	From Inception
	September 30, 2008
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$34,426	$--
Net realized gain (loss)	29,036	--
Change in unrealized appreciation or (depreciation)	1,456,180	--

Increase (Decrease) in Net Assets
Resulting From Operations	1,519,642	--

Capital share transactions:
Shares sold:
Class A Shares	7,682,797	1,000,000
Class C Shares	793,456	1,000
Class Y Shares	25,700	1,000
Redemption fees:
Class A Shares	262	--
Shares redeemed:
Class A Shares	(690,169)	--
Class C Shares	(22,160)	--
Class Y Shares	(70)	--
Total capital share transactions	7,789,816	1,002,000

Total Increase (Decrease) in Net Assets	9,309,458	1,002,000

Net Assets
Beginning of year	1,002,000	--
End of year (including undistributed net investment
income of $26,604 and $0, respectively)	$10,311,458	$1,002,000

Capital Share Activity
Shares sold:
Class A Shares	615,840	66,667
Class C Shares	63,905	67
Class Y Shares	2,017	67
Shares redeemed:
Class A Shares	(51,768)	--
Class C Shares	(1,707)	--
Class Y Shares	(5)
Total capital share activity	628,282	66,801

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the "Funds," each a "Fund"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Global Water Fund began operations on September 30, 2008. Each Fund offers three classes of shares of capital stock, Global Alternative Energy offers Class A, C and I shares and Global Water offers Class A, C and Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C in Global Alternative Energy shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of September 30, 2009:
Global Alternative Energy	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$214,375,720	-	-	$241,375,720
Other debt obligations	-	$9,040,907	-	9,040,907
TOTAL	$241,375,720	$9,040,907	-	$250,416,627

Global Water	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$10,030,713	-	-	$10,030,713
Other debt obligations	-	$227,000	-	227,000
TOTAL	$10,030,713	$227,000	-	$10,257,713

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of each Fund's average daily net assets. Under the terms of the agreement, $200,029 and $7,934 was payable at year end for Global Alternative Energy and Global Water, respectively. In addition, $59,929 and $12,955 was payable at year end for operating expenses paid by the Advisor during September 2009 for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.85% for Class A and 2.85% for Class C of each Fund, 1.40% for Class I (Global Alternative Energy) and 1.60% for Class Y (Global Water). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Global Alternative Energy and Global Water incurred interest expense of $5,284 and $35, respectively or .00% and .00%, respectively of net assets, which was excluded from the expense cap. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C of each Fund as well as 0.35% for Class Y shares (Global Water) and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets. Under the terms of the agreement $68,257 and $2,777 was payable at year end for Global Alternative Energy and Global Water, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement $72,848 and $2,494 was payable at year end for Global Alternative Energy and Global Water, respectively.

The Distributor received $229,798 and $23,848 as its portion of commissions charged on sales of Global Alternative Energy and Global Water's Class A shares respectively, for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $188,121 and $5,589 for the year ended September 30, 2009 for Global Alternative Energy and Global Water, respectively. Under the terms of the $16,937 and $915 was payable at year end for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:
	Global Alternative Energy	Global Water
Purchases	$154,878,518	$11,080,414
Sales	107,820,183	2,534,153

The following table presents the cost of investments owned at September 30, 2009 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2009.
	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Global Alternative Energy	$279,480,923	($29,064,296)	$17,302,978	($46,367,274)
Global Water	8,960,746	1,296,967	1,392,622	(95,655)

For Global Alternative Energy, net realized capital loss carryforwards for federal income tax purposes of $21,115,915 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

Global Alternative Energy intends to elect to defer net foreign currency losses of $193,987 and net capital losses of $53,661,026 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Global Alternative Energy
Capital loss carryforward	($21,115,915)
Unrealized appreciation (depreciation)	(29,064,296)
Total	($50,180,211)
Global Water
Undistributed ordinary income	$222,283
Unrealized appreciation (depreciation)	1,296,967
Total	$1,519,250

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and the deferral of post October losses for Global Alternative Energy and wash sales for Global Water.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for Global Alternative Energy are due to foreign currency transactions and net operating losses. The primary permanent differences causing such reclassification for Global Water are due to foreign currency transactions and excise taxes.

	Global Alternative Energy	Global Water
Undistributed net investment income	$650,364	($7,822)
Accumulated net realized gain (loss)	193,666	7,877
Paid-in capital	(844,030)	(55)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Global Water Fund had no loans outstanding pursuant to the line of credit during the year ended September 30, 2009. The Global Alternative Energy Fund had no loans outstanding pursuant to this line of credit at September 30, 2009. For the year ended September 30, 2009, borrowings by the Global Alternative Energy Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$51,731	3.20%	$4,019,703	October 2008

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Global Alternative Energy Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007^ (z)
Net asset value, beginning	$12.35	$16.35	$15.00
Income from investment operations
Net investment income	(.02)	(.15)	(.05)
Net realized and unrealized gain (loss)	(1.88)	(3.85)	1.40
Total from investment operations	(1.90)	(4.00)	1.35
Total increase (decrease) in net asset value	(1.90)	(4.00)	1.35
Net asset value, ending	$10.45	$12.35	$16.35

Total return*	(15.38%)	(24.46%)	9.00%
Ratios to average net assets: A
Net investment income	(.25%)	(.89%)	(1.04%) (a)
Total expenses	2.37%	2.23%	4.94% (a)
Expenses before offsets	1.85%	1.86%	1.88% (a)
Net expenses	1.85%	1.85%	1.85% (a)
Portfolio turnover	61%	54%	2%
Net assets, ending (in thousands)	$198,077	$173,942	$27,537

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007^^ (z)
Net asset value, beginning	$12.23	$16.36	$15.66
Income from investment operations
Net investment income	(.10)	(.30)	(.05)
Net realized and unrealized gain (loss)	(1.87)	(3.83)	.75
Total from investment operations	(1.97)	(4.13)	.70
Total increase (decrease) in net asset value	(1.97)	(4.13)	.70
Net asset value, ending	$10.26	$12.23	$16.36

Total return*	(16.11%)	(25.24%)	4.47%
Ratios to average net assets: A
Net investment income	(1.24%)	(1.86%)	(2.23%) (a)
Total expenses	3.20%	2.98%	7.70% (a)
Expenses before offsets	2.85%	2.86%	2.88% (a)
Net expenses	2.85%	2.85%	2.85% (a)
Portfolio turnover	61%	54%	1%
Net assets, ending (in thousands)	$42,224	$36,348	$1,515

See notes to financial highlights.

Global Alternative Energy Fund
Financial Highlights
		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007^ (z)
Net asset value, beginning	$12.40	$16.37	$15.00
Income from investment operations
Net investment income	.02	(.09)	(.03)
Net realized and unrealized gain (loss)	(1.86)	(3.88)	1.40
Total from investment operations	(1.84)	(3.97)	1.37
Total increase (decrease) in net asset value	(1.84)	(3.97)	1.37
Net asset value, ending	$10.56	$12.40	$16.37

Total return*	(14.84%)	(24.25%)	9.13%
Ratios to average net assets: A
Net investment income	.23%	(.53%)	(.68%) (a)
Total expenses	1.55%	1.76%	5.02% (a)
Expenses before offsets	1.40%	1.41%	1.43% (a)
Net expenses	1.40%	1.40%	1.40% (a)
Portfolio turnover	61%	54%	2%
Net assets, ending (in thousands)	$10,658	$5,824	$3,080

See notes to financial highlights.

Global Water Fund
Financial Highlights
	Periods Ended
	September 30,	September 30,
Class A Shares	2009 (z)	2008^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	.11	--
Net realized and unrealized gain (loss)	(.26)	--
Total from investment operations	(.15)	--
Total increase (decrease) in net asset value	(.15)	--
Net asset value, ending	$14.85	$15.00

Total return*	(1.00%)	--
Ratios to average net assets: A
Net investment income	.87%	--
Total expenses	5.78%	--
Expenses before offsets	1.99%	--
Net expenses	1.85%	--
Portfolio turnover	58%	--
Net assets, ending (in thousands)	$9,365	$1,000

	Periods Ended
	September 30,	September 30,
Class C Shares	2009 (z)	2008^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	**	--
Net realized and unrealized gain (loss)	(.30)	--
Total from investment operations	(.30)	--
Total increase (decrease) in net asset value	(.30)	--
Net asset value, ending	$14.70	$15.00

Total return*	(2.00%)	--
Ratios to average net assets: A
Net investment income	.03%	--
Total expenses	11.38%	--
Expenses before offsets	2.99%	--
Net expenses	2.85%	--
Portfolio turnover	58%	--
Net assets, ending (in thousands)	$915	$1

See notes to financial highlights.

Global Water Fund
Financial Highlights
	Periods Ended
	September 30,	September 30,
Class Y Shares	2009 (z)	2008^^^
Net asset value, beginning	$15.00	$15.00
Income from investment operations
Net investment income	.08	--
Net realized and unrealized gain (loss)	(.25)	--
Total from investment operations	(.17)	--
Total increase (decrease) in net asset value	(.17)	--
Net asset value, ending	$14.83	$15.00

Total return*	(1.13%)	--
Ratios to average net assets: A
Net investment income	.60%	--
Total expenses	145.92%	--
Expenses before offsets	1.74%	--
Net expenses	1.60%	--
Portfolio turnover	58%	--
Net assets, ending (in thousands)	$31	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

^ From May 31, 2007, inception.

^^ From July 31, 2007, inception.

^^^ From September 30, 2008, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 60	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 61	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
JOHN G. GUFFEY, JR. AGE: 61	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 59	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 60	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 57	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Solution Strategies Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$76,395		$64,900
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$14,217	0%	$11,990	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$90,612	0%	$76,890	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
$26,000	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 30, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 30, 2009